UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2012

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Deerfield, IL 60015-5611

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Today Fortune Brands Home & Security, Inc. (the “Company”) will file its Form 10-K for the year ended December 31, 2011 with the Securities and Exchange Commission (the “SEC”). The Company is also updating the financial tables in the Current Report on Form 8-K filed by the Company with the SEC on February 1, 2012 (the “Original 8-K”), to reflect the impact of an immaterial change to the final actuarial loss component of its 2011 GAAP pension expense. None of the adjusted pro forma financial information previously furnished in the Original 8-K has changed. On a GAAP basis, the change increased the Company’s net loss per diluted share by $0.02 in both the full year ended and fourth quarter ended December 31, 2011, as compared to the amounts reported in the Original 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

As a result of the change described above, the Company has updated the presentation that was furnished as Exhibit 99.2 to the Original 8-K. This updated presentation, which is furnished as Exhibit 99.2 hereto, is hereby incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being furnished as part of this Current Report on Form 8-K:

EXHIBIT NUMBER	DESCRIPTION

99.1	Updated financial tables, dated February 22, 2012

99.2	Presentation entitled “Fortune Brands Home & Security, Inc. Defined Benefit Plan Accounting Change,” as updated on February 22, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.

Date: February 22, 2012	By:	/s/ E. Lee Wyatt, Jr.
	Name:	E. Lee Wyatt, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Updated financial tables, dated February 22, 2012

99.2	Presentation entitled “Fortune Brands Home & Security, Inc. Defined Benefit Plan Accounting Change,” as updated on February 22, 2012